To:              American Magna Corp.
701 N. Green Valley Parkway, Suite 200
Henderson, NV 89074

AMERICAN MAGNA CORP.
INVESTMENT CONFIRMATION

The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ________ shares of the common stock of American Magna Corp., a Nevada corporation f/k/a Dakota Gold Corp. (the "Company"), for a purchase price of $_______, or $0.01 per share. Simultaneous with the execution and delivery of this confirmation to the Company, the undersigned is either delivering a check made payable to “American Magna Corp.”, sending a wire transfer payment directly to the Company’s bank account or to the account of counsel to the Company, which is acting as the escrow agent on behalf of the Company.

The undersigned agrees and acknowledges that the escrow agent is hereby authorized to release the funds to the Company when the Company informs the escrow agent that it is satisfied that it has received the appropriate documentation from the investor in order to issue the shares.

The undersigned acknowledges that it or he, as the case may be, has received or has reviewed (a) a copy of the prospectus of the Company which was declared effective with the Securities and Exchange Commission on March 14, 2013 (registration no. 333-185450) with respect to 30,000,000 shares of stock being offered by the Company and (b) all the filings made by the Company since such date. The undersigned is not relying on the Company or its affiliates or representatives with respect to economic considerations involved in this investment, but has relied solely on its own advisors.

The undersigned represents and warrants to the Company and its representatives the following:

(i) neither the undersigned investor in the Company nor any of its affiliates is now, and has never been, an officer, director, or more than 5% shareholder of the Company or in any other way affiliated of the Company, as that term is defined in Rule 144(a)(1);

(ii) neither the undersigned investor nor any of its affiliates is an underwriter with respect to the shares being purchased hereunder, nor will the shares be part of any proposed transaction deemed to be a distribution of securities of the Company;

(iii) neither the undersigned investor nor any of its affiliates has any agreement with any other party with respect to the shares of the Company;

(iv) neither the undersigned investor nor any of its affiliates owns directly or indirectly any shares in the Company other than the shares being purchased herein; and

(v)           no other party other than the undersigned has or will own any interest in the shares being purchased herein.

The undersigned further acknowledges that although the shares of common stock being purchased from the Company are registered securities under the U.S. Securities Act of 1933, as amended, there may be restrictions on the resale of the shares imposed by the particular state law where the undersigned resides or in a jurisdiction outside of the United States. Accordingly, the undersigned will not offer to sell or sell the Shares in any jurisdiction unless the undersigned obtains all required consents, if any.

The undersigned understands that an investment in the shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned is further aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company. The undersigned understands that the price of the stock purchased hereby bears no relation to the assets, book value or net worth of the Company and was determined arbitrarily by the Company.

The undersigned understands all of the foregoing statements. The undersigned agrees and acknowledges that the Company and its representatives will rely upon the completeness and accuracy of the statements contained herein for the purpose of issuing a stock certificate to the undersigned and that the Company will not issue a stock certificate to the undersigned without the execution and delivery of this letter by the undersigned investor.

The undersigned has full capacity and authority to execute and deliver this letter to the Company.

Date: ______

Amount of Investment:  $_____                                                                                                Number of Shares: ______

1.	Print Full Name of Investor:	Individual:
______________________________
First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

____________________________________________________________
Name of Entity

2.	Permanent Address of Investor:	____________________________________________________________
______________________________

3.	Name of Primary Contact Person: Title:	____________________________________________________________

4.	Telephone Number:	______________________________

5.	E-Mail Address:	____________________________________________________________

6.	Facsimile Number: Permanent Address:	____________________________________
7.	Social Security or EIN of Investor: (attach an executed Form W-8)	____________________________________________________________

8.	Authorized Signatory: Title:	____________________________________ ____________________________________

If Investor is an entity, provide copy of Articles of Incorporation, Certificate of Formation or other evidence of existence, as well as a copy of board resolution or other evidence of authorization to purchase the shares of the Company.

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application of ____________________ for subscription for Shares on behalf of the Company.

Dated: _____________

AMERICAN MAGNA CORP.

By:______________________________
Herb Duerr – President